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FUND PROFILE
July 15, 1998


THE STRONG FOREIGN MAJORMARKETSSM FUND
THE STRONG OVERSEAS FUND


This profile summarizes key information about the Funds that is included in the Funds' prospectus. The Funds' prospectus includes additional information about the Funds, including a more detailed description of the risks associated with investing in the Funds that you may want to consider before you invest. You may obtain the prospectus and other information about the Funds at no cost by calling 1-800-368-3863 or visiting our web site at www.strong-funds.com.

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STRONG FUNDS

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WHAT ARE THE FUNDS' GOALS?
The STRONG FOREIGN MAJORMARKETS FUNDSM and the STRONG OVERSEAS FUND seek capital growth.


WHAT ARE THE FUNDS' INVESTMENT STRATEGIES?
The FOREIGN MAJORMARKETS FUND invests primarily in stocks issued by companies in the countries represented in the Morgan Stanley Capital International Europe, Australasia, Far East Index (EAFE Index). The manager employs a disciplined, quantitative approach to identify foreign stocks that are undervalued. The manager then analyzes these stocks to make final selections.

The manager will sell stocks when they have reached price targets or to adjust the Fund's weighting in specific countries. To manage foreign currency risk, the manager may hedge a portion of the Fund's exposure to currency fluctuations.

The OVERSEAS FUND selects stocks using a top-down approach that emphasizes three key elements: country allocation, currency management, and stock selection. The manager identifies those areas of the world that offer above-average growth potential, then uses extensive in-house research and in-depth analysis to pick individual stocks within those countries. The Fund normally invests in stocks from at least 10 foreign countries.


The manager also evaluates the liquidity of a market or stock before investing-that is, he focuses on those where the flow of investments in and out is relatively free. As a way of controlling costs and improving shareholders' after-tax return, the manager intends to keep turnover low. When a stock's negative factors outweigh its positive ones, the manager may sell it.

WHAT ARE THE MAIN RISKS OF INVESTING IN THE FUNDS?

GENERAL STOCK RISKS: The Funds' major risks are those of investing in the stock market. That means they may experience sudden, unpredictable declines in value, as well as periods of poor performance. Because stock values fluctuate, when you sell your investment you may receive more or less money than you originally invested. These risks are magnified in foreign markets.

FOREIGN AND EMERGING MARKETS: The Funds invest in securities from foreign markets. Foreign investments involve additional risks, including

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currency fluctuations, political instability, differences in financial reporting standards, and less stringent regulation of securities markets. These risks are greater in less-established, emerging markets.

SMALLER COMPANIES: The Funds may invest in the stocks of small- and medium-size companies. Small companies have limited products, markets, or financial resources, and so their stocks present more risks than larger-company stocks. Mid-size company stocks are generally more volatile than stocks of large companies, but tend to be less volatile than small-company stocks. These risks are magnified in foreign markets.

These Funds are appropriate for investors who have financial goals five years or more in the future, and who are comfortable with the risks described here. They are not appropriate for investors concerned primarily with principal stability.

Because the Funds began operations on June 30, 1998, they do not have any return history.

WHAT ARE THE FUNDS' FEES AND EXPENSES?
This section describes the fees and expenses that you may pay if you buy and hold shares of the Funds.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
The Funds are 100% no-load, so you pay no fees to buy or sell shares. There also are no 12b-1 marketing fees.

ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS) You do pay the costs of operating each Fund, which are deducted from Fund assets. These costs are deducted before computing the daily share price or making distributions. As a result, they don't appear on your account statement, but instead reduce the amount of total return you receive. Because the Funds began operations on June 30, 1998, the expenses other than management fees have been estimated in the chart below.

ANNUAL FUND OPERATING EXPENSES (AS A PERCENT OF AVERAGE NET ASSETS)

FUND             MANAGEMENT FEES  OTHER EXPENSES   TOTAL EXPENSES
---------------  ---------------  ---------------  ---------------
Foreign          1.00%            1.00%            2.00%
MajorMarkets

Overseas         1.00%            1.00%            2.00%

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EXAMPLE: This example is intended to help you compare the cost of investing in the Funds with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Funds for the time periods indicated, and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Funds' operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

FUND            1 YEAR   3 YEARS
--------------  -------  -------
Foreign         $203     $627
MajorMarkets

Overseas        $203     $627


WHO ARE THE FUNDS' INVESTMENT ADVISOR AND PORTFOLIO MANAGERS?
Strong Capital Management serves as the investment advisor for the Funds.

Shirish Malekar manages the FOREIGN MAJORMARKETS FUND. Before joining Strong as a portfolio manager in January 1994, he was an international bond portfolio manager at Pacific Investment Management Company for three years. He has 11 years of investment experience.

David Lui manages the OVERSEAS FUND. Before joining Strong as a portfolio manager in May 1998, he was an international portfolio manager at Phoenix Duff & Phelps for three years. From 1993 to 1995, he was vice president of Asian equities at Alliance Capital Management. He has eight years of investment experience.


HOW CAN I BUY FUND SHARES?
There are several ways you can open a new account.

- BY MAIL: Complete and sign the application. Make your check or money order payable to Strong Funds. Mail it to Strong Funds, P.O. Box 2936, Milwaukee, WI 53201.

- BY PHONE OR BY INTERNET: If you are a current Strong Funds shareholder and choose exchange privileges, you can exchange shares from one Strong account to open another.

You can also open an account in person or through a broker-dealer.

The minimum initial investment is $2,500 for a regular account, $500 for an Education IRA, and $250 for an IRA or transfer or gift to minor account. If you establish an Automatic Investment Plan (not available for Education IRAs) of $50 or more per month, these minimums are waived. In all cases, the minimum for subsequent investments is $50. (For minimums on other retirement plans, call 1-800-368-2882.)

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HOW CAN I SELL FUND SHARES?
There are several ways you can redeem (sell) shares from the Fund.
- BY MAIL: You can write a letter of instruction, including your account number, the dollar amount or number of shares you wish to redeem, each owner's name, your street address, and the signature of each owner. Mail it to Strong Funds, P.O. Box 2936, Milwaukee, WI 53201.

- BY PHONE OR BY INTERNET: If you choose redemption privileges, you can sell shares by phone or through our web site.

You can also redeem shares in person, through a systematic withdrawal plan, or through a broker-dealer.


DO THE FUNDS PAY OUT DIVIDENDS OR CAPITAL GAINS? HOW ARE THEY TAXED?
The Funds may earn income from dividends on the stocks in their portfolios, and may realize capital gains from appreciation on their holdings. The Funds intend to declare income and capital gains annually.

Unless you elect otherwise, distributions of income and capital gains will be automatically reinvested in the Fund that paid them. These distributions are taxable regardless of whether you reinvest them or take them in cash.

Income is taxable at ordinary federal income tax rates. Capital-gains distributions are taxed at rates based on how long the assets were held by the Fund. After the end of each calendar year, Strong sends shareholders a statement of the Funds' income and capital gains distributions to assist in tax preparation.

WHAT SERVICES DOES STRONG FUNDS PROVIDE?
Strong offers you a variety of ways to get information, monitor your investments, and buy and sell shares.

- Personal service 24 hours a day, 7 days a week
- Automated telephone service
- Online transaction services
- Automatic investment plans
- Payroll direct deposit
- Retirement plans for individuals and corporations


Strong representatives can tell you more about each of these services, and can also give you further information about buying and selling shares. Just call 1-800-368-3863 anytime, day or night.

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To order a free prospectus kit,
CALL 1-800-368-1030

To learn more about our funds,
discuss an existing account,
or conduct a transaction,
call 1-800-368-3863

If you are a
Financial Professional,
CALL 1-800-368-1683

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Strong On-Line
www.strong-funds.com

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STRONG FUNDS
P.O. Box 2936 Milwaukee, Wisconsin  53201
Strong Funds Distributors, Inc. 7902E98      IE798P